EXHIBIT 10.4
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                                ESCROW AGREEMENT
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         THIS  ESCROW  AGREEMENT,  dated as of  __________  __,  ^ 1999  between
VILLAGE FINANCIAL CORPORATION, a New Jersey Corporation (the "Company") and SUMMIT BANK, a Banking Corporation organized and existing under the laws of the State of New Jersey (the "Escrow Agent").


                                   WITNESSETH:
                                   -----------


         The Company, pursuant to a Prospectus and Subscription Agreement dated as of __________ ____, ^ 1999 (collectively, the "Agreement") is offering securities (the "Offering"), to certain subscribers (the "Subscribers"), consisting of a minimum of 100 shares and a maximum of 50,000 shares of the Company's common stock per subscriber, for a purchase price of $10.00 per share. The aggregate minimum subscriptions that must be received before any subscription payments will be released to the Company from the escrow created pursuant to the terms and conditions contained herein is ^ 425,000 shares aggregating ^ $4,250,000 (the "Minimum Aggregate Subscriptions Amount"). Additionally, certain other conditions set forth in the Agreement under the caption "Summary" (the "Closing Conditions") must be satisfied. Subscription payments will be released to the Company upon written certification by the Company to the Escrow Agent that all closing conditions have been satisfied.


          Pursuant to the terms of the offering, subscribers or the Company will deliver to the Escrow Agent each subscription payment (a "Subscription Payment"). The Subscription Payment of each subscriber will be collectively held in one escrow by the Escrow Agent on the terms and conditions hereinafter set forth. The Escrow Agent shall forward to the Company any Subscription Agreements received by the Escrow Agent. The Escrow Agent will maintain all subscriber records and at least weekly and at such other times as reasonably requested by the Company supply the Company with a list showing such subscribers name, address and amount of Subscription Payment.

         NOW, THEREFORE, the Company and the Escrow Agent agree as follows;

         1. Deposits. Each Subscription Payment received by the Company from a subscriber shall be forwarded to the Escrow Agent along with a copy of the Subscriber's Subscription Agreement containing the name, address, social security number and telephone number of such subscriber, the number of shares being purchased and the purchase price being paid for the same. If the Subscription Payment is in the form of a check, it shall be enclosed with the Subscription Agreement. If the Subscription Payment is to be made by wire transfer, the Subscription Agreement shall also state the name, address and telephone number of the financial institution that will be wiring such Subscription Payment. Each Subscription Payment received by the Escrow Agent from the Subscribers or the Company will be deposited and held in accordance with Section 6(a) below. Such account will be held in the name of Village Financial Corporation in an account which shall be known as "Village Financial Corporation Stock Purchase Account" (the "Escrow"). It is understood that all checks received by Escrow Agent are subject to clearance time and the funds represented thereby cannot be drawn upon or invested until such time as the same constitute good and collected funds. It is additionally understood

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that  should any checks be  returned to the Escrow  Agent as  uncollectible,  or returned because of insufficient funds, the Escrow Agent is authorized and instructed to charge expenses incurred by the Escrow Agent on such uncollected checks to the Company. The Escrow Agent shall redeposit such check(s) for collection only upon the verbal instruction of the Company; however, in no instance shall the check(s) be presented for collection more than two (2) times. Should the check(s) be uncollectible after the second presentation, the Escrow Agent, shall promptly notify the Company and hold said check(s) until the subscriber has replaced the same with a cashier's check or such other form of draft that the Company and Escrow Agent approve, at which time the Escrow Agent shall as soon as practicable return said uncollectible check(s) to the subscriber. In the event the subscriber does not replace said check(s) with a cashier's check or such other form or draft acceptable to Escrow Agent and the Company, the Escrow Agent shall as soon as practicable return the same to such subscriber.


         2. Rejection of Subscription Payment. The Company hereby certifies that each Subscription Agreement provides that the purchase of any shares of common stock is subject to the approval of the Company. The Company agrees to notify the Escrow Agent in writing or telephonically with written confirmation as to which Subscriptions are being accepted and which rejected. All such rejections shall be refunded to the respective subscribers directed in writing by the Company.


         3. Release of Escrow Funds on Closing. If on the date of closing (as more fully described in the Agreement), the Escrow Agent (a) holds Subscription Payments, Representing

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subscriptions as to which the Company has notified the Escrow Agent, pursuant to paragraph 2 hereof, that the Company has accepted, and (b) has received from the Company a Certificate executed by an authorized representative of the Company stating that the Minimum Aggregate Subscription Amount has been accepted and all other closing conditions have been satisfied, then the Escrow Agent is authorized and instructed to make the following payments: (i) all principal amounts and interest owed thereon held by the Escrow Agent in the Escrow representing subscriptions as to which the Company has notified the Escrow Agent, pursuant to paragraph 2 hereof, that the Company has accepted, shall be paid to the Company; (ii) all principal amounts ^ held by the Escrow Agent in the Escrow, representing subscriptions as to which the Company has notified the Escrow Agent, pursuant to paragraph 2 hereof, that the Company has rejected, shall be paid to the subscriber. All payments to be made by the Escrow Agent to a subscriber shall be forwarded to the last known address of the subscriber, as communicated in writing to the Escrow Agent by the Company, or the subscriber, mailed by first class mail. All payments to be made by the Escrow Agent to the Company shall be forwarded to the Company at P.O. Box 6554, Lawrenceville, New Jersey 08648, Attention: Kenneth J. Stephon, or issued to such account as the Company shall direct. Upon (i) release of any funds pursuant to paragraph 4, and
(ii) the completion of the offering as described in the Agreement, the Escrow shall be closed as to the funds released; provided, however, that this Escrow Agreement shall remain in effect for further Subscription Payments received by the Escrow Agent from subscribers which shall be placed in Escrow and held by the Escrow Agent in accordance with the terms of this Escrow Agreement.

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         4. Other  Refunds.  If the Escrow Agent has received from the Company a certificate stating that the Offering is being terminated, then the Escrow Agent is authorized and instructed to ^ refund all principal amounts ^ held by the Escrow Agent in the Escrow to the subscribers of the Company. Any interest earned thereon will be paid to the Company by the Escrow Agent. The expenses incurred by the Escrow Agent for uncollected checks shall be paid to the Escrow Agent by the Company. All payments to be made by the Escrow Agent to the subscriber, as communicated in writing to the Escrow Agent by the Company, shall be mailed by first class mail. All payments to be made by the Escrow Agent to the Company shall be forwarded to the Company at P.O. Box 6554, Lawrenceville, New Jersey 08648, or issued to such account as the Company may direct. Upon release of the funds pursuant to this paragraph 4, the Escrow Agent's duties as Escrow Agent will cease and the Escrow shall be closed.

         5. Fees. The Company hereby agrees that the Escrow Agent shall be entitled to (i) a one-time document review fee of $500, (ii) an annual administration fee of $3,000 and (iii) a returned check fee of $10.00 (to the extent applicable) plus all reasonable out-of-pocket expenses (billed at cost plus a slight administrative fee, if appropriate) incurred by the Escrow Agent (the "Escrow Fee"). The fee is due and payable by the Company upon execution of this Agreement.

         6.       Liabilities and Indemnification of the Escrow Agent.
                  (a) The Escrowed Funds shall be invested by the Escrow Agent in bank accounts, short-term U.S. Government securities (or mutual funds consisting thereof) and/or in FDIC-insured short-term Certificates of Deposit. The foregoing mutual fund is the U.S.

                                      -5-
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Treasury  Securities  portfolio  of The Pillar Funds  managed by the  Investment
Management Division of the Escrow Agent. The Investment Management Division of the Escrow Agent derives a fee for managing the Funds and acting as its Custodian.

          In investing the Escrowed Funds, the Escrow Agent shall rely upon the written instructions of Kenneth J. Stephon, President of the Company, or his successor and the Escrow Agent shall be and hereby is relieved of all liability with respect to making, holding, redeeming or selling such investments in accordance with such instructions. In the absence of the written investment instructions contemplated herein, for any reason whatsoever, the Escrow Agent shall be and hereby is relieved of all liability with respect to making, holding, redeeming or selling investments made in accordance with the preceding paragraph which prescribes the permissible investment vehicles for the Escrowed Funds.

         Escrow Agent is and shall be under no duty to enforce the obligation of the Company to furnish written investment instructions nor shall the Escrow Agent be liable to any person, firm or corporation, including any of the parties hereto, for the investments made, held, redeemed or sold as permitted hereby in the event that written investment instructions from the company are not furnished to the Escrow Agent.

                  (b) The Escrow Agent shall not be responsible for or be required to enforce any of the terms or conditions of the Escrow Agreement or any other agreement between the Company and any subscriber.


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         The  Escrow  Agent  shall not be  responsible  or liable in any  manner whatsoever for the performance of or by the Company of its obligations under this Escrow Agreement nor shall the Escrow Agent be responsible or liable in any manner whatsoever for the failure of the Company to honor any of the provisions of this Escrow Agreement.

                  (c) The Company represents to the Escrow Agent that it is authorized to enter into this Escrow Agreement by its duly authorized representatives and that the Escrow Agent is entitled to rely on this representation without the need to confirm the authority of the representatives.

                  (d) The duties and obligations of the Escrow Agent shall be limited to and determined solely by the express provisions of this Escrow Agreement and no implied duties or obligations shall be read into this Escrow Agreement against the Escrow Agent.

                  (e) The Escrow Agent is not bound by and is under no duty to inquire into the terms or validity of any other agreements or documents, including any agreements or documents which may be related to, referred to in or deposited with the Escrow Agent in connection with this Escrow Agreement.

                  (f) The Escrow Agent shall be entitled to rely upon and shall be protected in acting in reliance upon any instruction, notice, information, certificate, instrument or other document which is submitted to it by the Company in connection with its duties under this

                                      -7-
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Escrow  Agreement.  The Escrow Agent shall have no liability with respect to the form, executions validity or authenticity thereof.

                  (g) The Escrow Agent shall not be liable for any act which the Escrow Agent may do or omit to do hereunder, or for any mistake of fact or law, or for any error of judgment, or for the misconduct of any employee, agent or attorney appointed by it, while acting in good faith, unless caused by or arising from its own gross negligence or willful misconduct.

                  (h) The Escrow Agent shall be entitled to consult with counsel of its own selection and the opinion of such counsel shall be full and complete authorization and protection to the Escrow Agent in respect of any action taken or omitted by the Escrow Agent hereunder in good faith and in accordance with the opinion of such counsel.

                  (i) The Escrow Agent shall have the right at any time to resign for any reason and be discharged of its duties as Escrow Agent hereunder by giving written notice of its resignation to the parties hereto at least thirty (30) business days prior to the date specified for such resignation to take effect. All obligations of the Escrow Agent hereunder shall cease and terminate on the effective date of its resignation and its sole responsibility thereafter shall be to hold the Escrowed Funds, etc. for a period of thirty (30) business days following the effective date of resignation, at which time,

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                           (A)      if a successor escrow agent shall have been
appointed and written notice thereof shall have been given to the resigning Escrow Agent by parties hereto and the successor escrow agent, then the resigning Escrow Agent shall deliver the Escrowed Funds, etc. to the successor escrow agent; or

                           (B)      if a successor escrow agent shall not have
been appointed within a reasonable period of time, for any reason whatsoever, the resigning Escrow Agent shall deliver the Escrowed Funds, etc. to a court of competent jurisdiction and give written notice of the same to the parties hereto.

                  The resigning Escrow Agent shall be entitled to be reimbursed by the Company for any reasonable expenses incurred in connection with its resignation and transfer of the Escrowed Funds, etc., pursuant to and in accordance with the provisions of this section.

                  (j) The company agrees to indemnify and hold the Escrow Agent harmless from and against any and all liabilities, causes of action, claims, demands, judgments, damages, costs and expenses (including reasonable attorneys fees and expenses) that may arise out of or in connection with the Escrow Agent's good faith acceptance of or performance of its duties and obligations under this Escrow Agreement provided, however, that the Company shall not be required to indemnify and hold the Escrow Agent harmless from and against any of the foregoing resulting from or arising out of Escrow Agent's willful misconduct or gross negligence.

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                  (k) In the event that the Escrow  Agent shall be  uncertain as to its duties or rights hereunder or shall receive instructions with respect to the Escrow Fund which, in its sole discretion, are in conflict either with other instructions received by it or with any provision of this Agreement, the Escrow Agent shall have the absolute right to suspend all further performance under this Escrow Agreement (except for the safekeeping of the Escrow Fund) until the resolution of such uncertainty or conflicting instructions to the parties' satisfaction. In the event the parties are unable to resolve the uncertainty, the Escrow Agent may submit the matter to a court of competent jurisdiction.

                  (l) In the event that any controversy arises between one or more of the parties hereto or any other party with respect to this Escrow Agreement or the Escrow Fund which cannot reasonably be resolved among the parties, the Escrow Agent shall not be required to determine the proper disposition of such controversy or the proper disposition of the Escrow Fund and shall have the absolute right, in its sole discretion, to deposit the Escrow Fund with the Clerk of a court of competent jurisdiction, file a suit in interpleader and obtain an order from the court requiring all parties involved to litigate in such court their respective claims arising out of or in connection with the Escrow Fund. Upon the deposit by the Escrow Agent of the Escrow Fund with the Clerk of a court of competent jurisdiction in accordance with this provision, the Escrow Agent shall be relieved of all further obligations and released from all liability hereunder.


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                  (m) Neither this Escrow Agreement,  the Agreement or any other agreement between the Company and the Escrow Agent shall be deemed to create a joint venture between the Escrow Agent and the Company. Nor shall the Escrow Agent be considered the alter ego of the Company by virtue of this Agreement, or any other agreement.

         7. Modification, Amendment, Rescission. No rescission, modification, amendment, supplement or change of this Escrow Agreement shall be valid or in effect unless notice thereof is given to the Escrow Agent in writing by the Company and accepted by the Escrow Agent.

         8. Successors and Assigns. The provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, heirs, successors or assigns and shall survive the termination of this Escrow Agreement.

         9. Copies. This Escrow Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         10. Notices. All notices, instructions and other communications under this Escrow Agreement shall be in writing except as otherwise specified herein and shall be deemed duly given it sent by certified or registered mail, postage prepaid, return receipt requested and addressed as follows:

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                  (a)      If to the Escrow Agent:

                           Summit Bank
                           Attn:   Corporate Trust: Administration
                           210 Main Street, 6th floor
                           Hackensack, New Jersey 07601

                           Attention Shernetta D. Harris
                           Corporate Trust Officer

                           (b)     If to the Company:

                           Kenneth J. Stephon, President
                           Village Financial Corporation
                           590 Lawrence Square Boulevard
                           Lawrenceville, New Jersey 08648

                            and to:

                           John J. Spidi, Esq.
                           Malizia, Spidi, Sloane & Fisch, P.C.
                           1301 K Street, N.W., Suite 700 East
                           Washington, D.C. 20005


         11. Applicable Law. This Escrow Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey.

         12. Escrow Period. The Escrow Period shall begin with the date of the Agreement and shall terminate upon the earlier of the following dates:

                  (a) The date upon which the Escrow Agent confirms that it has received the certificate from the Company and paid the proceeds in accordance with paragraph 3 hereof;

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                  (b) The date upon which a determination is made by the Company
to  terminate  the  Offering  prior  to  the  sale  of  the  Minimum   Aggregate
Subscription Amount; or,


                  (c) __________ __, ^ 1999 unless extended as permitted in the Agreement for an additional period as determined by the current Incorporators of the Company with a copy of such extension provided to the Escrow Agent.


         IN WITNESS WHEREOF, parties hereto have executed this Escrow Agreement on the day and year first above written.

                                            VILLAGE FINANCIAL CORPORATION

                                            By:


                                            SUMMIT BANK, as Escrow Agent
                                            By:
                                            Title:



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